UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2023

BBX CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Florida	000-56177	82-4669146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Las Olas Boulevard, Suite 1900, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01. Other Events.

On July 14, 2023, BBX Capital Real Estate LLC (“BBX Capital Real Estate”), a wholly-owned subsidiary of BBX Capital, Inc. (the “Company”), announced that its Altis Ludlam Trail joint venture had completed the sale of Altis Ludlam Trail, a 312-unit multifamily apartment community located in Miami, Florida.

BBX Capital Real Estate’s press release issued on July 14, 2023 announcing the sale of Altis Ludlam Trail is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

d) Exhibit.

99.1	Press release dated July 14, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2023
BBX Capital, Inc.

By:	/s/ Brett Sheppard
Brett Sheppard
Chief Financial Officer